UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2020

First Choice Bancorp

(Exact name of registrant as specified in its charter)

California	001-38476	82-2711227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17785 Center Court Drive, N Suite 750 Cerritos, California	90703
(Address of principal executive offices)	(Zip Code)

(562) 345-9092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	FCBP	Nasdaq Capital Market

Indicate by Check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item. 8.01 Other Events

On March 19, 2020, First Choice Bancorp (NASDAQ: FCBP), the holding company for First Choice Bank, issued a letter to President Donald J. Trump urging immediate action to provide the financial institutions industry with clear guidelines on permitting banks to restructure loans and debt obligations, even in the absence of a showing of immediate and present financial hardship as result of the Coronavirus virtual shutdown of American businesses and the government’s social distancing guidelines.

That letter underscores the importance that Banks can play in providing financial assurance to ease the heightened anxiety within the small business community by restructuring loans and other debt obligations to allow American workers and small businesses to re-focus on their health. This letter asks (1) that banks be empowered to use their reasonable discretion, to make adjustments to all loans in their portfolios, regardless of industry classification, to permit payment deferments of principal and interest for up to 6 months; and (2) that GAAP treatment of the modified loans as troubled-debt restructuring and non-performing assets be suspended or made inapplicable.

A copy of this letter to President Trump is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B. 2 of Form 8-K, the information in this Item 8.01 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Letter, dated March 19, 2020 to President Donald J. Trump

First Choice Bancorp

Date: March 20, 2020	By:	/s/ Robert M. Franko
	Name:	Robert M. Franko
	Title:	President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated March 19, 2020 to President Donald J. Trump